UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2023

Surmodics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Minnesota	0-23837	41-1356149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9924 West 74th Street
Eden Prairie, Minnesota		55344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 952 500-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	SRDX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2023, the Board of Directors of Surmodics, Inc. (the “Company”) adopted certain amendments, effective upon adoption, and restated the Bylaws of the Company (as amended, the “Restated Bylaws”). Among other things, the amendments to the Restated Bylaws:

•
Require shareholders who nominate persons for election as directors in accordance with the Company’s Articles of Incorporation to comply with certain notice requirements, including providing certain information about any such nominee and the nominating shareholder;
•
Allow the Company, unless otherwise required by law, to consider certain shareholder nominations of director candidates to be null and void where any shareholder (i) provides notice pursuant to Rule 14a-19 (“Rule 14a-19”) under the Securities Exchange Act of 1934, as amended, and (ii) subsequently (A) notifies the Company that such shareholder no longer intends to solicit proxies in support of director nominees other than the Company’s director nominees in accordance with Rule 14a-19, (B) fails to comply with the requirements of Rule 14a-19, or (C) fails to provide reasonable evidence sufficient to satisfy the Company that the requirements of Rule 14a-19 have been met;
•
Permit a director to provide advanced written consent or opposition to a proposal to be acted upon at a meeting of the Board of Directors, even if the director is absent from the meeting;
•
Permit the date, time and place for regular meetings of the Board of Directors of the Company to be established by announcement at a prior meeting of the Board of Directors of the Company;
•
Establish additional rules governing the conduct of meetings of shareholders; and
•
Require that any shareholder who directly or indirectly solicits proxies from other shareholders to use a proxy card color other than white.

The Restated Bylaws also incorporate certain clarifying updates and conforming changes. The full text of the Restated Bylaws is filed as Exhibit 3.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.2	Restated Bylaws of Surmodics, Inc., as amended July 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date:	July 26, 2023	By:	/s/ Gordon S. Weber
Gordon S. Weber Senior Vice President of Legal, General Counsel and Secretary